Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AZ

FIFTY-SIXTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.   Customer desires to utilize, and CSG agrees to provide CSG’s Customer Communication Center (“CCC”) and CSG’s Ascendon Evolved Customer.  Therefore, Schedule C of the Agreement, entitled “RECURRING SERVICES” shall be amended to add CSG’s Customer Communication Center (CCC), Event Manager and CSG’s Ascendon Evolved Customer and their respective descriptions under the "RECURRING SERVICES DESCRIPTIONS" as follows:

CSG’s Customer Communication Center (“CCC”).  CCC is a unified customer communication solution that is comprised of Event Manager, (described below). CCC will provide Customer with the ability to capture and update Customer's subscribers' contact preferences, and integrate with event generating systems to orchestrate and apply business rules to help deliver a cohesive customer experience. CCC may be used by Customer to support Connected Subscribers and Customer subscribers who are not Connected Subscribers.  Support of Customer’s subscribers who are not Connected Subscribers shall be subject to a subsequent Statement of Work which includes additional configuration, integration and related fees..

Event Manager.  As a component of CCC, the Event Manager application is a scalable and configurable transaction manager that automates complex subscriber events. The application’s flexibility allows it to  be used for a variety of workflow applications including downstream network provisioning.  Event Manager is comprised of an interaction broker system and pre-integrations to CSG’s Precision Email and Interactive Messaging platforms (subject to Customer’s standard terms of use of CSG’s Precision E-mail and Interactive Messaging Services). Custom adapters can be created upstream and downstream to third party applications.  Event Manager may be provided to Customer as a licensed Service pursuant to the terms of this Agreement or as Customer hosted software pursuant to the terms of a subsequent license agreement.

Under the terms of the Agreement, the Event Manager application is provided as a perpetual license, for the Term of the Agreement, and is delivered as a Service managed by CSG. As a Service managed by CSG, the provision of such Service is pursuant to the terms of the Agreement. The Event Manager Service provides Customer with the foundation for custom workflows and business rules that will be created with the initial implementation or subsequent implementations to enhance Customer's messaging capabilities. CSG will create and manage all business rules and workflows on Customers behalf as part of the Service for the fees provided in Schedule F. Customer may terminate its use of Event Manager as a Service and manage Event Manager on behalf of itself, upon providing CSG with one ******* ****** (***) **** prior written notice and subject to CSG and Customer entering into a separate license agreement for such use.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG’s Ascendon Evolved Customer.  Customer Contact Preferences is a module of the CSG Ascendon Evolved Customer offering, and such module is provided as a Service by CSG pursuant to the terms of the Agreement. Customer Contact Preferences module provides Customer with the capability to store its subscribers' contact information and preferred notification delivery method based upon certain configurable notification events.  CSG is required to create, modify or delete Customer Contact Preferences templates that define the applicable notification delivery methods and notification events, which configuration shall be provided, pursuant to a mutually agreeable Statement of Work or Letter of Authorization for the fees provided in Schedule F.  Customer Contact Preferences may be used by Customer to support Connected Subscribers and Customer subscribers who are not Connected Subscribers.  Support of Customer’s subscribers who are not Connected Subscribers shall be subject to a subsequent Statement of Work which includes additional configuration, integration and related fees.

2.   As a result, Schedule F, “Fees,” section of the Agreement entitled “CSG Services,” shall be amended to add a new Section X. entitled “CSG’s Customer Communication Center and CSG’s Ascendon Evolved Customer,” as follows:

CSG Services

X.  CSG’s Customer Communication Center (CCC) and CSG’s Ascendon Evolved Customer

Description of Item/Unit of Measure	Frequency	Fee
A.Customer Communication Center
1.Startup/Implementation (Note 1)	*** *******	*****
2.Event Manager for up ** *** ******* (*********) Customer subscribers (Note 2) (Note 5) (Note 12) (Note 13)
a)Perpetual License for the Term of the Agreement	********	$**********
b)Access Maintenance and Support Fee	********	$*********
c)Management Services Fee (Note 8)	*******	$*********
d)Event Manager Adapter Fees (Note 6) (Note 7)
i.Startup (per *********)	*** *******	*****
ii.Adaptor Maintenance and Support (per *********)	******	*****
B.Ascendon Evolved Customer for up to *** ******* (*********) Customer subscribers (Note 2) (Note 3) (Note 4) (Note 13)
1.Implementation/Configuration
a)Configuration of Initial Customer Contact Preferences Template	*** *******	******
b)Additional Configuration of Customer Contact Preferences Template	*** *******	*****
c)Customer Contact Preferences Access Fee (per **********)	*******	** ******
C.Use Case(s) Maintenance and Support (Note 9)
1.Initial block of *** ******* ********** (***) prepaid support *****	********	$*********
D.CSG SmartLink® BOS/ENI Transaction fees for the Statement Precision eMail® Notification Use Case (Note 10) (Note 11)
1.* * ********* transactions	*******	******** ** ***** ******* *******
2.********* * ********* transactions	*******	$********
3.Additional tiers of ******* transactions in addition to ********* transactions	*******	$********

Note 1: Configuration, integration, and implementation and of CCC shall be set forth in that certain mutually agreed upon Statement of Work entitled "Implement CCC to Include Event Manager and Ascendon Evolved Customer" to be executed by CSG and Customer (CSG document no. 2508409) (the "SOW").

Note 2: Access to Ascendon Evolved Customer and Event Manager for non-CSG applications, subscribers and databases shall be provided for a fee pursuant to a mutually agreed upon Statement of Work.  Additional modules of Ascendon Evolved Customer shall be subject to additional fees pursuant to a mutually agreed upon amendment.

Note 3: Ascendon Evolved Customer includes storage of up to **** (*) ********* per ********** ******; additional storage shall be provided pursuant to a mutually agreed upon Statement of Work. Fees for CSG Vantage® storage and integration shall be additional.

Note 4: Should Customer discontinue use of the Ascendon Evolved Customer and replace it with a different customer contact/notification database, services to provide adapters and implementation to and from the new database will be provided pursuant to a mutually agreed upon Statement of Work specifying the deliverables and fees associated with such activities.

Note 5: Transactions generated from Event Manager will be written to Customer’s existing Customer Interaction Tracking® ("CIT") instance.

Note 6:  All Event Manager Adapters for interface with Customer and Customer's third party certified vendors shall be provided by CSG to Customer as set for in mutually agreed upon Statement(s) of Work.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 7:  The Event Manager Adapter utilizing outbound voice notification shall be provided, at Customer's request, pursuant to a separate statement of work between Customer and CSG's affiliate, CSG Interactive Messaging, Inc., to provide the terms and conditions of Customer's use and the call flows for such outbound voice notification to Customer's subscribers.

Note 8:  Includes the management of the configuration and operations of the Event Manager Application by CSG on Customers’ behalf.  During the term of the Event Manager Managed Service, all Event Manager workflow and business rules creation must be completed by CSG. Should customer choose to terminate the Event Manager Managed Service, Customer will provide CSG with no less than *********** ****** (***) ***** prior notice of such discontinuance.  Upon the effective date of termination, Customer will have full responsibility for the Event Manager application implementation, creation of workflows and business rules and operations.

Note 9:  Upon the Effective Date of the SOW, as defined therein, Customer agrees to purchase *** (*) initial block of *** ******* ********** (***) Use Case Maintenance and Support ***** in conjunction with the implementation of the Customer’s use cases. The ***** provided herein are to support the creation of a use case.  For purposes of the support identified herein a use case shall mean the possible sequences of interactions between systems and a user in a particular environment and related to a particular development goal.  Such support ***** shall be used within *** (*) **** following the Project Completion Date, as defined in the SOW.  Any unused support ***** will be forfeited.  Additional blocks of *** ******* ********** (***) Use Case Maintenance and Support ***** must be purchased through the term of the Agreement for the fees set forth in a mutually agreed upon Statement of Work.  For clarification purposes, Customer will select desired use cases as part of the implementation services being provided pursuant to the SOW.  Any use cases requested by Customer subsequent to services provided by the SOW shall be forth in a mutually agreeable Statement of Work.

Note 10:  Includes ******* transaction fee for any SmartLink BOS or ENI transaction executed by any use case that is utilized by the Customer.  Customer’s use is subject to the terms of use provided in the Agreement.

Note 11:  For clarification, the tiers set forth above are intended to be incremental.  As an example, if Customer were to execute ********* ************ *** * *** ******* in a *****, the ******* *** ***** ** *** *** ** *** *** *** ** ** ********* ************ ($********) **** *** *** *** *** ******* ************ (******* ** *** ********** ******* *********** **** ** $********) *** * ***** ** $******** *** **** *****.

Note 12: CSG will invoice for the ******** Event Manager Perpetual License fee, ***** ****** Event Manager Access Maintenance and Support fee, and ***** ******* Event Manager Management Services fee beginning in the ***** the implementation of CCC, Event Manager and Ascendon Evolved Customer is completed pursuant to the SOW.

Note 13: In the event the Customer reaches *** ******* (*********) *********** in regards to both the Ascendon Evolved Customer and Event Manager, CSG and Customer agree to negotiate the necessary fees for additional capacity and execute a mutually agreeable amendment within ** **** from notification by CSG (email is acceptable) when such license capacity is reached.

For clarification purposes, the Fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

3.  Exhibit C-5 entitled "CSG Systems, Inc., Business Continuity/Disaster Recovery Plan" shall be amended to include the Event Manager as MARC I.

4.    Designated Environment Compliance.  Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time as set forth on CSG’s customer extranet website (https://my.csgsupport.com).  If Customer is not utilizing the Event Manager application in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure that they function properly with any updates or upgrades to CCC.  Custom software modifications are not included in this Amendment.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: ________________	Title: EVP, CAO & General Counsel
Name: _______________	Name: Joseph T. Ruble
Date: ________________	Date: 27 Feb 2015